EXHIBIT 10.9

CLOSING AGREEMENT

THIS AGREEMENT made as of the 24th day of March, 2006 (the "Effective Date"),

AMONG:

BOYD HOLDINGS INC., a company incorporated under the laws of State of Nevada and having an address at 10480 Dattier Court, Rancho Cordova, California 95670 U.S.A.

("Purchaser")

AND:

PLAYBOX MEDIA LIMITED, company number 4874696, being a company duly incorporated pursuant to the laws of England and having an office at Suite 5.15, 130 Shaftesbury Avenue, London, W1D 5EU

("Company")

AND:

EACH OF THE SHAREHOLDERS OF THE COMPANY

(individually a "Vendor" and collectively the "Vendors")

WHEREAS:

A.	The Vendors are the legal and beneficial owners of all of the issued and outstanding shares in the capital of the Company (the “Company Shares”);

B.	The Company is in the business of exploiting licensed technology relating to mobile phone content in the form of gaming and entertainment technology;

C.

Further to a Share Exchange Agreement dated May 23, 2005, the Vendors have agreed to sell the Company Shares to the Purchaser and the Purchaser has agreed to purchase the Company Shares from the Vendors, upon and subject to the terms and conditions set forth in the Share Exchange Agreement; and

D.

The parties desire to execute this Agreement in order to reflect their agreement regarding waiver and modification of certain terms and conditions of the Share Exchange Agreement in order that the closing of the purchase and sale of the Company Shares pursuant to the Share Exchange Agreement can be completed.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained (and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged), the parties hereto do covenant and agree each with the other as follows:

1.        INTERPRETATION

1.1      Defined terms - The following terms have the following meanings in this Agreement:

(a)	"Company Shares" means all of the issued and outstanding shares in the capital of the Company; and

(b)	“Share Exchange Agreement” means the share exchange agreement between the Purchaser, the Vendors and the Company dated May 23, 2005.

2.        CLOSING AGREEMENTS

2.1      Closing Date - The parties hereby agree that the Closing Date for the purchase and sale of the Company Shares is March 24, 2006.

2.2      Private Placement - The Company and the Vendors each acknowledge and agree that the condition precedent set forth in Section 5.1(b) of the Share Exchange Agreement has not been satisfied by the Purchaser and is hereby waived on the basis that:

          (a)      The Purchaser has raised aggregate proceeds of $35,257.27 by way of a private placement of 705,139 shares of the Purchaser’s common stock at a price of $0.05 per share; and

          (b)      The Purchaser has raised remaining funds equal to $130,000 which amount is outstanding as a loan to the Purchaser as of the date hereof.

2.3      Agreements – The Company and the Vendors each acknowledge, consent and agree with the Purchaser that:

(a)	The Purchaser will complete the private placement of 705,139 shares of the Purchaser’s common stock at a price of $0.05 per share concurrent with the Closing of the Share Exchange Agreement.

(b)

The Purchaser will execute and deliver promissory notes in the aggregate amount of $130,000, which promissory notes will bear interest at the prime rate, prior to or concurrent with the closing of the Share Exchange Agreement.

2.4      Governing law - This Agreement shall be subject to, governed by, and construed in accordance with the laws of England and Wales applicable therein, and the parties hereby attorn to the jurisdiction of the Courts of England.

2.5      Counterparts - This Agreement may be signed by fax and in counterpart, and each copy so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

2.6      Enurement – This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors, permitted assigns, trustees, representatives, heirs and executors.

IN WITNESS WHEREOF the parties have hereunto set their hands and seals as of the Effective Date first above written.

THE CORPORATE SEAL of BOYD HOLDINGS INC.
was hereunto affixed in the presence of:	)
)
/s/ Annette Cocker (Director))
	)	c/s
Authorized Signatory	)
)
)
Authorized Signatory	)

THE CORPORATE SEAL of PLAYBOX MEDIA
LIMITED was hereunto affixed in the presence of:	)
)
/s/ Robert Burden (Managing Director))
	)	c/s
Authorized Signatory	)
)
)
Authorized Signatory	)

THE CORPORATE SEAL of PLAYBOX INC. was
hereunto affixed in the presence of:
)
/s/ Malcolm Nickerson	)
for OCMS Ltd. (Director))
	)	c/s
Authorized Signatory	)
)
)
Authorized Signatory	)

THE CORPORATE SEAL of OUTLANDER
MANAGEMENT LIMITED was hereunto affixed in the
presence of:	)
)
/s/ Joachim Bondo (Director))
	)	c/s
Authorized Signatory	)
)
)
Authorized Signatory	)

EXECUTED BY ROBERT BURDEN in the presence
of:

/s/ Rosemarie Ryan
)
Signature of Witness	)	/s/ Robert Burden
)
Rosemarie Ryan	)	ROBERT BURDEN
)
Name of Witness	)

EXECUTED BY BARNEY CORDELL in the presence
of:

/s/ Nicholas Cowan
)
Signature of Witness	)	/s/ Barney Cordell
)
Nicholas Cowan	)	BARNEY CORDELL
)
Name of Witness	)